Exhibit 99.1

RCS Capital Corporation

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2014 and
for the Year Ended December 31, 2013

The unaudited Pro Forma Consolidated Statements of Operations have been prepared through the application of Pro Forma adjustments to the historical Statement of Operations of RCS Capital Corporation (the “Company” or “RCS Capital”) reflecting the recent acquisitions and the related financing, as detailed below. The Company completed the acquisition of Cetera Financial Holdings, Inc. together with its consolidated subsidiaries (“Cetera”); Summit Financial Services Group, Inc. together with its consolidated subsidiaries (“Summit”); JP Turner & Company, LLC and JP Turner & Company Capital Management, LLC (collectively; “JP Turner”); First Allied Holdings Inc. together with its consolidated subsidiaries (“First Allied”); Hatteras Investment Partners LLC, Hatteras Investment Management LLC, Hatteras Capital Investment Management, LLC, Hatteras Alternative Mutual Funds LLC, and Hatteras Capital Investment Partners, LLC together with their respective consolidated subsidiaries (“Hatteras”); Investors Capital Holdings, Ltd. together with its consolidated subsidiaries (“ICH”); and Validus/Strategic Capital Partners, LLC., together with its consolidated subsidiaries (“Strategic Capital”), which closed on April 29, 2014; June 11, 2014; June 12, 2014, June 30, 2014, June 30, 2014, July 11, 2014, and August 29, 2014, respectively. Cetera, Summit, JP Turner, First Allied, Hatteras, ICH and Strategic Capital are collectively referred to as the “Completed Acquisitions”. The Company’s acquisition of First Allied, which occurred on June 30, 2014, was accounted for at historical cost in a manner similar to a pooling-of-interest accounting because First Allied and the Company were under the common control of RCAP Holdings at the time of the acquisition of First Allied by RCAP Holdings, and accordingly is included in the entire period from September 25, 2013. The Company's completed or pending acquisitions, which include Trupoly, Inc., Docupace Technologies, LLC, VSR Group, Inc. and Girard Securities, Inc. were not considered significant acquisitions and were not included in these unaudited Pro Forma Consolidated Statements of Operations. The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013 includes pro forma adjustments to reflect the acquisitions of the Completed Acquisitions (except that, with respect to First Allied, the pro forma adjustments only relate to the period prior to September 25, 2013) and exchange (the “Exchange”) by RCAP Holdings, LLC, (“RCAP Holdings”) of all the Class B units owned by it in the Company’s operating subsidiaries for 23,999,999 shares of the Company’s Class A common stock par value $0.001 per share ("Class A Common Stock”). The unaudited Pro Forma Consolidated Statement of Financial Condition as of September 30, 2014 was not included as all of the significant acquisitions were included in the Company's historical Consolidated Statement of Financial Condition as of September 30, 2014. The Company's purchase price allocation adjustments for the Completed Acquisitions are presented below. The unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2014 does not require pro forma adjustments for the Exchange.

The unaudited Consolidated Pro Forma Statements of Operations and the related unaudited Pro Forma adjustments for the nine months ended September 30, 2014 and year ended December 31, 2013 were prepared as if the acquisitions occurred on January 1, 2013, and should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto and the Completed Acquisitions’ historical financial statements and notes thereto (based on the significance test performed by the Company, the consolidated financial statements for ICH, JP Turner, and Strategic Capital are not included). The unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013, are not necessarily indicative of what the actual results of operations would have been had the Company acquired the Completed Acquisitions on January 1, 2013, nor does it purport to present the future results of operations of the Company.

Pursuant to an agreement, RCS Capital Management, LLC (“RCS Capital Management”) implements the Company’s business strategy, as well as the business strategy of the operating subsidiaries, and performs executive and management services for the Company and operating subsidiaries, subject to oversight, directly or indirectly, by the Company’s Board of Directors. For purposes of the Consolidated Pro Forma Statements of Operations for the nine months ended September 30, 2014 and the year ended December 31, 2013 there were no quarterly fees charged due to the fact that, based on the pro forma results, the quarterly fee calculation was negative.

We have entered into a tax receivable agreement with RCAP Holdings pursuant to which we are obligated to pay RCAP Holdings 85% of the amount of the reduction, if any, in U.S. federal, state and local income tax liabilities that we realize (or are deemed to realize upon an early termination of the tax receivable agreement or a change of control) as a result of any increases in tax basis created by RCAP Holdings’ exchanges of Class B units owned by it in the Company's operating subsidiaries for shares of Class A Common Stock. These Pro Forma consolidated financial statements assume RCAP Holdings’ exchanges will be effectuated in a tax-free manner in accordance with Internal Revenue Code Section 351; therefore, the tax receivable agreement will not be triggered and RCAP Holdings will not receive payments from the Company for income tax purposes.

1

Certain reclassifications have been made to the historical Statement of Operations of the Completed Acquisitions to conform to the Company’s presentation. For example, if one of the Completed Acquisitions had an expense line item for which the Company has no comparable line item, other expenses was used unless the amount was material, in which case a new line item was added.

Purchase Price Allocation

Under the acquisition method of accounting, the total purchase price is allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the date of the acquisition. The preliminary purchase price allocations for Completed Acquisitions are as follows (in thousands):

	Cetera	Summit	JP Turner	Hatteras	ICH	Strategic Capital
Assets:
Cash and cash equivalents	$241,641	$13,353	$10,171	$805	$6,881	$4,522
Cash and segregated securities	7,999	—	—	—	—	—
Short term investments and securities owned	741	—	—	—	499	2,239
Receivables	49,883	3,147	712	7,747	7,442	4,858
Property and equipment	17,735	362	232	192	275	96
Prepaid expenses and other assets	51,636	1,534	3,063	446	2,392	629
Deferred compensation plan investments	76,010	—	—	—	2,250	—
Notes receivable	38,805	1,092	1,660	—	1,550	—
Liabilities:
Accounts payable	94,074	7,465	1,710	3,721	—	706
Accrued expenses	32,421	3,100	8,543	5,277	1,922	201
Other liabilities	112,977	—	656	—	7,593	908
Deferred compensation plan accrued liabilities	75,294	—	—	—	2,611	—
Notes payable and long-term debt	—	—	—	—	2,918	—
Total fair value excluding goodwill, intangible assets, and deferred tax liability	$169,684	$8,923	$4,929	$192	$6,245	$10,529
Goodwill	290,575	23,014	12,443	15,348	26,184	26,956
Intangible assets	944,542	31,240	14,200	48,770	33,600	121,580
Less: deferred tax liability	272,059	6,019	—	—	13,520	—
Total consideration	$1,132,742	$57,158	$31,572	$64,310	$52,509	$159,065

2

The contingent and deferred consideration in the table below represents the fair value as of the date of the acquisition which includes discounting for the time value of money. The total considerations consisted of the following (in thousands):

	Cetera	Summit	JP Turner	Hatteras	ICH	Strategic Capital
Cash paid by the Company	$1,132,742	$46,727	$12,786	$30,000	$8,412	$66,400
Stock issued by the Company	—	10,431	4,860	—	44,097	10,000
Contingent consideration	—	—	4,500	24,880	—	72,695
Deferred consideration	—	—	9,426	9,430	—	9,970
Total consideration	$1,132,742	$57,158	$31,572	$64,310	$52,509	$159,065
Purchase price adjustments	$17,258	$—	$—	$—	$—	$—
Total contractual consideration	$1,150,000	$57,158	$31,572	$64,310	$52,509	$159,065

Acquired Intangible Assets

The components of intangible assets were based on the preliminary purchase price allocations for the Completed Acquisitions were as follows (dollars in thousands):

	Weighted-Average Life Remaining (yrs)	Gross Carrying Value
Financial advisor relationships	13	$951,668
Sponsor relationships	9	113,000
Trade names	29	64,892
Investment management agreements	12	47,390
Non-competition agreements	2	8,592
Internally developed software	5	5,180
Distribution network (indefinite-lived)	N/A	3,210
Total consideration		$1,193,932

3

Unaudited Pro Forma Consolidated Statement of Operations

for the Nine Months Ended September 30, 2014

(in thousands, except per share data)

	RCS Capital Historical (1)	Cetera Historical (2)	Cetera Acquisition Related Adjustments		Cetera Financing Related Adjustments (3)		Summit Historical (4)	Summit Acquisition Related Adjustments
Revenues:
Selling commissions:
Related party products	$394,712	$—	$—		$—		$—	$—
Non-related party products	2,295	—	—		—		—	—
Dealer manager fees:
Related party products	185,088	—	—		—		—	—
Non-related party products	1,178	—	—		—		—	—
Retail commissions	486,713	242,723	(8,251)	(10)	—		33,106	(2,638)	(16)
Investment banking fees:
Related party products	62,320	—	—		—		—	—
Non-related party products	3,375	—	—		—		—	—
Advisory and asset-based fees (non-related party products)	287,980	137,362	—		—		9,777	—
Transfer agency revenue (related party products)	13,426	—	—		—		—	—
Services revenue:
Related party products	30,906	—	—		—		—	—
Non-related party products	2,040	—	—		—		—	—
Reimbursable expenses:
Related party products	8,282	—	—		—		—	—
Non-related party products	158	—	—		—		—	—
Investment fee revenue	15,577	—	—		—		—	—
Other	102,915	34,533	(1,789)	(10)	—		4,124	(378)	(16)
Total revenues	1,596,965	414,618	(10,040)		—		47,007	(3,016)

Expenses:
Wholesale commissions:
Related party products	337,968	—	(8,251)	(10)	—		—	(2,638)	(16)
Non-related party products	2,295	—	—		—		—	—
Wholesale reallowance:
Related party products	53,463	—	(1,789)	(10)	—		—	(378)	(16)
Non-related party products	366	—	—		—		—	—
Retail commissions and advisory	699,914	333,208	—		—		36,995	—
Investment fee expense	8,682	—	—		—		—	—
Internal commission, payroll and benefits	205,193	38,626	—		—		8,398	(158)	(17)
Conferences and seminars	27,849	3,155	—		—		413	—
Travel	9,314	912	—		—		153	—
Marketing and advertising	10,300	691	—		—		412	—
Professional fees	27,306	5,200	—		—		217	—
Data processing	23,623	6,992	—		—		317	—
Incentive fee	—	—	—		—		—	—
Quarterly fee (related party)	2,029	—	—		—		—	—
Acquisition-related costs	14,104	21,529	(21,529)	(11)	—		670	(670)	(18)
Interest expense	30,869	5,439	(5,439)	(12)	22,000	(15)	—	—
Occupancy	15,843	4,021	—		—		432	—
Depreciation and amortization	42,873	6,114	25,719	(13)	—		120	1,459	(19)
Clearing and exchange fees	13,769	5,974	—		—		937	—
Outperformance bonus (related party)	9,709	—	—		—		—	—
Other	26,771	15,485	—		—		950	—
Total expenses	1,562,240	447,346	(11,289)		22,000		50,014	(2,385)
Income (loss) before taxes	34,725	(32,728)	1,249		(22,000)		(3,007)	(631)
Provision (benefit) for income taxes	6,373	(9,504)	500	(14)	(8,800)	(15)	449	(252)	(20)
Net income (loss)	28,352	(23,224)	749		(13,200)		(3,456)	(379)
Less: net income (loss) attributable to non-controlling interests	9,120	—	—		—		—	—
Less: preferred dividends and deemed dividends	202,802	—	—		—		—	—
Net income (loss) attributable to Class A common stockholders	$(183,570)	$(23,224)	$749		$(13,200)		$(3,456)	$(379)

Earnings per share:
Basic and diluted	$(4.15)
Weighted average common shares:
Basic and diluted	44,388

4

Unaudited Pro Forma Consolidated Statement of Operations

for the Nine Months Ended September 30, 2014

(in thousands, except per share data)

	RCS Capital Historical (1)	JP Turner Historical (5)	JP Turner Acquisition Related Adjustments		Hatteras Historical (6)	Hatteras Acquisition Related Adjustments		ICH Historical (7)	ICH Acquisition Related Adjustments
Revenues:
Selling commissions:
Related party products	$394,712	$—	$—		$—	$—		$—	$—
Non-related party products	2,295	—	—		—	—		—	—
Dealer manager fees:
Related party products	185,088	—	—		—	—		—	—
Non-related party products	1,178	—	—		—	—		—	—
Retail commissions	486,713	30,609	(9,967)	(21)	—	—		38,146	(2,951)	(30)
Investment banking fees:
Related party products	62,320	—	—		—	—		—	—
Non-related party products	3,375		—		—	—		—	—
Advisory and asset-based fees (non-related party products)	287,980	2,827	—			—		11,485	—
Transfer agency revenue (related party products)	13,426	—	—		—	—		—	—
Services revenue:
Related party products	30,906	—	—		—	—		—	—
Non-related party products	2,040	—	—		—	—		—	—
Reimbursable expenses:
Related party products	8,282	—	—		—	—		—	—
Non-related party products	158	—	—		—	—		—	—
Investment fee revenue	15,577	—	—		27,874	—		—	—
Other	102,915	5,411	(1,433)	(21)	2,607	—		3,520	(548)	(30)
Total revenues	1,596,965	38,847	(11,400)		30,481	—		53,151	(3,499)

Expenses:
Wholesale commissions:
Related party products	337,968	—	(9,967)	(21)	—	—		—	(2,951)	(30)
Non-related party products	2,295	—	—		—	—		—	—
Wholesale reallowance:
Related party products	53,463	—	(1,433)	(21)	—	—		—	(548)	(30)
Non-related party products	366	—	—		—	—		—	—
Retail commissions and advisory	699,914	29,403	—		—	—		43,036	—
Investment fee expense	8,682	—	—		15,619	—		—	—
Internal commission, payroll and benefits	205,193	3,977	47	(22)	7,619	—		4,937	78	(31)
Conferences and seminars	27,849	—	—		—	—		3	—
Travel	9,314	115	—		—	—		215	—
Marketing and advertising	10,300	25	—		—	—		324	—
Professional fees	27,306	224	—		—	—		1,441
Data processing	23,623	133	—		—	—		653	—
Incentive fee	—	—	—		—	—		—	—
Quarterly fee (related party)	2,029	—	—		—	—		—	—
Acquisition-related costs	14,104	10	(10)	(23)	560	(560)	(26)	—	—
Interest expense	30,869	—	—		63	(63)	(27)	102	—
Occupancy	15,843	627	—		—	—		241	—
Depreciation and amortization	42,873	27	664	(24)	82	2,001	(28)	69	1,142	(32)
Clearing and exchange fees	13,769	659	—		—	—		692	—
Outperformance bonus (related party)	9,709	—	—		—	—		—	—
Other	26,771	1,399	—		2,053	—		2,939	—
Total expenses	1,562,240	36,599	(10,699)		25,996	1,378		54,652	(2,279)
Income (loss) before taxes	34,725	2,248	(701)		4,485	(1,378)		(1,501)	(1,220)
Provision (benefit) for income taxes	6,373	(585)	(280)	(25)	1,619	(551)	(29)	(103)	(488)	(33)
Net income (loss)	28,352	2,833	(421)		2,866	(827)		(1,398)	(732)
Less: net income (loss) attributable to non-controlling interests	9,120	—	—		—	—		—	—
Less: preferred dividends and deemed dividends	202,802	—	—		—	—		—	—
Net income (loss) attributable to Class A common stockholders	$(183,570)	$2,833	$(421)		$2,866	$(827)		$(1,398)	$(732)

5

Unaudited Pro Forma Consolidated Statement of Operations

for the Nine Months Ended September 30, 2014

(in thousands, except per share data)

	RCS Capital Historical (1)	Strategic Capital Historical (8)	Strategic Capital Acquisition Related Adjustments		RCS Capital Adjustments (9)		Total RCS Capital Pro Forma
Revenues:
Selling commissions:
Related party products	$394,712	$—	$—		$—		$394,712
Non-related party products	2,295	80,785	—		—		83,080
Dealer manager fees:
Related party products	185,088	—	—		—		185,088
Non-related party products	1,178	40,831	—		—		42,009
Retail commissions	486,713	—	—		—		807,490
Investment banking fees:
Related party products	62,320	—	—		—		62,320
Non-related party products	3,375	—	—		—		3,375
Advisory and asset-based fees (non-related party products)	287,980	—	—		—		449,431
Transfer agency revenue (related party products)	13,426	—	—		—		13,426
Services revenue:
Related party products	30,906	—	—		—		30,906
Non-related party products	2,040	—	—		—		2,040
Reimbursable expenses:
Related party products	8,282	—	—		—		8,282
Non-related party products	158	—	—		—		158
Investment fee revenue	15,577	—	—		—		43,451
Other	102,915	1,736	—		—		150,698
Total revenues	1,596,965	123,352	—		—		2,276,466

Expenses:
Wholesale commissions:
Related party products	337,968	—	—		—		314,161
Non-related party products	2,295	80,785	—		—		83,080
Wholesale reallowance:
Related party products	53,463	—	—		—		49,315
Non-related party products	366	14,440	—		—		14,806
Retail commissions and advisory	699,914	—	—		—		1,142,556
Investment fee expense	8,682	—	—		—		24,301
Internal commission, payroll and benefits	205,193	17,482	—		—		286,199
Conferences and seminars	27,849	74	—		—		31,494
Travel	9,314	1,167	—		—		11,876
Marketing and advertising	10,300	—	—		—		11,752
Professional fees	27,306	473	—		—		34,861
Data processing	23,623	—	—		—		31,718
Incentive fee	—	—	—		—		—
Quarterly fee (related party)	2,029	—	—		(2,029)	(37)	—
Acquisition-related costs	14,104	240	(240)	(34)	(14,104)	(38)	—
Interest expense	30,869	—	—		—		52,971
Occupancy	15,843	—	—		—		21,164
Depreciation and amortization	42,873	19	9,272	(35)	—		89,561
Clearing and exchange fees	13,769	—	—		—		22,031
Outperformance bonus (related party)	9,709	—	—		—		9,709
Other	26,771	945	—		—		50,542
Total expenses	1,562,240	115,625	9,032		(16,133)		2,282,097
Income (loss) before taxes	34,725	7,727	(9,032)		16,133		(5,631)
Provision (benefit) for income taxes	6,373	—	(3,613)	(36)	15,235	(39)	(2,252)	(41)
Net income (loss)	28,352	7,727	(5,419)		898		(3,379)
Less: net income (loss) attributable to non-controlling interests	9,120	—	—		—		9,120
Less: preferred dividends and deemed dividends	202,802	—	—		6,195	(40)	208,997
Net income (loss) attributable to Class A common stockholders	$(183,570)	$7,727	$(5,419)		$(5,297)		$(221,496)

Earnings per share:
Basic and diluted	$(4.15)						$(4.80)	(43)
Weighted average common shares:
Basic and diluted	44,388				1,948	(42)	46,336	(43)

6

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Nine Months Ended September 30, 2014

(1)	Reflects the historical Consolidated Statement of Income of the Company for the period indicated. The Company's historical Consolidated Statement of Income includes results for Cetera, Summit, JP Turner, Hatteras, ICH and Strategic Capital from the date of their acquisition, April 29, 2014, June 11, 2014, June 12, 2014, June 30, 2014, July 11, 2014 and August 29, 2014, respectively, through September 30, 2014. Furthermore, the Company’s acquisition of First Allied, which occurred on June 30, 2014, was accounted for at historical cost in a manner similar to a pooling-of-interest accounting because First Allied and the Company were under the common control of RCAP Holdings at the time of the acquisition of First Allied by RCAP Holdings, and, accordingly, First Allied is included in the entire period.

(2)	Reflects the historical Consolidated Statement of Income of Cetera from January 1, 2014 until the date of the acquisition.

(3)	Reflects the pro forma adjustment to record nine months of interest expense on the Cetera financing.

(4)	Reflects the historical Condensed Consolidated Statement of Income of Summit from January 1, 2014 until the date of the acquisition.

(5)	Reflects the historical Consolidated Statement of Income of JP Turner from January 1, 2014 until the date of the acquisition.

(6)	Reflects the historical Combined Statement of Revenue and Expenses of Hatteras from January 1, 2014 until the date of the acquisition.

(7)	Reflects the historical Condensed Consolidated Statement of Operations of ICH from January 1, 2014 until the date of the acquisition.

(8)	Reflects the historical Consolidated Statement of Income of Strategic Capital from January 1, 2014 until the date of the acquisition.

(9)	Reflects pro forma adjustments to the historical Statement of Operations of the Company to reflect the impact of certain related party transactions. Refer to Note 37 for additional detail. Also, reflects the reversal of the total tax provisions (benefits) in order to record a consolidated tax provision on an assumed tax rate of 40%, which is reflected in Notes 39 and 41. Additionally, the pro forma adjustments reflect the 7% convertible preferred dividend from January 1, 2014 through April 29, 2014. See Note 40 for additional detail.

(10)	Reflects the elimination of the Company’s historical retail commissions revenues, transaction fees, wholesale commission expenses and wholesale reallowance expenses derived from transactions with Cetera which after the acquisition became intercompany revenues/expenses that eliminate in consolidation.

(11)	Reflects the elimination of acquisition related costs incurred in connection with the Cetera acquisition.

7

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Nine Months Ended September 30, 2014

(12)	Reflects the elimination of interest expense due to the repayment of Cetera’s historical long-term debt concurrent with the acquisition.

(13)	Reflects the amortization and depreciation expense on Cetera’s intangible and fixed assets for the nine months ended September 30, 2014 assuming their useful life will be approximately 13 years and 1 year, respectively. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

Fair value (in millions)	Useful life (yrs)	Amortization/depreciation expense (in millions)	Amortization/depreciation expense for nine months ended (in millions)
$944.5	13.3	$71.0	$53.3	(i)
4.3	1.0	4.3	3.1	(ii)
		$75.3	$56.4

i.	Pro forma adjustment excludes $29.6 million of existing amortization recorded by Cetera and is included in the Company's historical results.

ii.	Pro forma adjustment excludes $1.1 million of existing depreciation recorded by Cetera and is included in the Company's historical results. The proprietary technology was classified as a fixed asset on the Company's Statement of Financial Condition.

(14)	Reflects the income tax effect of the pro forma adjustments to Cetera’s historical consolidated financial statements for the nine months ended September 30, 2014.

(in millions)
Pro forma Adjustments	$1.2
Tax effect @ 40% (i)	$0.5

i.	Reflects tax effect of Cetera’s pro forma adjustments using an assumed tax rate of 40%.

(15)	Reflects the pro forma adjustments to the Company’s historical consolidated statements of operations for the nine months ended September 30, 2014 for interest expense on long-term debt and convertible notes issued in connection with the transactions. The tax benefit effect for this expense is $8.8 million using an assumed tax rate of 40%. The U.S. Securities and Exchange Commission Financial Reporting Manual (the "SEC FRM") Section 3260.1, which requires disclosure of the effect on income of a 1/8% variance in interest rates, is not applicable since the long-term debt and the convertible notes interest is calculated using a minimum of 1% LIBOR.

(16)	Reflects the elimination of the Company’s historical retail commissions revenues, transaction fees, wholesale commission expenses and wholesale reallowance expenses derived from transactions with Summit which after the acquisition became intercompany revenues/expenses that eliminate in consolidation.

(17)	Reflects the amortization expense for forgivable loans based on a fair value of $1.0 million and a 3 year useful life less $0.4 million already recorded by Summit.

(18)	Reflects the elimination of acquisition related costs incurred by Summit in connection with the acquisition.

8

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Nine Months Ended September 30, 2014

(19)	Reflects the amortization expense on Summit’s intangible assets primarily related to client relationships for the nine months ended September 30, 2014 assuming their useful life will be approximately 10 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for nine months ended (in millions)(i)
$31.2	9.5	$3.3	$2.5

i.	Pro forma adjustment excludes $1.0 million of existing amortization recorded by Summit and is included in the Company's historical results.

(20)	Reflects the income tax effect of the pro forma adjustments to Summit’s historical consolidated financial statements for the nine months ended September 30, 2014.

(in millions)
Pro forma Adjustments	$(0.6)
Tax effect @ 40% (i)	$(0.2)

i.	Reflects tax effect of Summit’s pro forma adjustments using an assumed tax rate of 40%.

(21)	Reflects the elimination of the Company’s historical retail commissions revenues, transaction fees, wholesale commission expenses and wholesale reallowance expenses derived from transactions with JP Turner which after the acquisition became intercompany revenues/expenses that eliminate in consolidation.

(22)	Reflects the amortization expense for forgivable loans based on a fair value of $1.7 million and a 6 year useful life less $0.2 million already recorded by JP Turner.

(23)	Reflects the elimination of acquisition related costs incurred by JP Turner in connection with the acquisition.

(24)	Reflects the amortization expense on JP Turner’s intangible assets for the nine months ended September 30, 2014 assuming their useful life will be approximately 10 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for nine months ended (in millions)(i)
$14.2	9.6	$1.5	$1.1

i.	Pro forma adjustment excludes $0.4 million of existing amortization recorded by JP Turner and is included in the Company's historical results.

(25)	Reflects the pro forma income tax adjustments to JP Turner historical combined financial statements:

(in millions)
Pro forma Adjustments	$(0.7)
Tax effect @ 40% (i)	$(0.3)

9

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Nine Months Ended September 30, 2014

i.	Reflects tax effect of JP Turner’s historical income before taxes and pro forma adjustments using an assumed tax rate of 40%.

(26)	Reflects the elimination of acquisition related costs incurred by Hatteras in connection with the acquisition.

(27)	Reflects the elimination of interest expense due to the repayment of Hatteras’ line of credit and notes payable concurrent with the acquisition.

(28)	Reflects the amortization expense on Hatteras’ intangible assets primarily related to customer relationships with fund of hedge funds products that are structured as mutual funds for the nine months ended September 30, 2014 assuming their useful life will be approximately 12 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for nine months ended (in millions)(i)
$48.8	12.2	$4.0	$3.0

i.	Pro forma adjustment excludes $1.0 million of existing amortization recorded by Hatteras and is included in the Company's historical results.

(29)	Reflects the pro forma income tax adjustments to Hatteras’ historical combined financial statements:

(in millions)
Pro forma Adjustments	$(1.4)
Tax effect @ 40% (i)	$(0.6)

i.	Reflects tax effect of Hatteras’ historical income before taxes and pro forma adjustments using an assumed tax rate of 40%.

(30)	Reflects the elimination of the Company’s historical retail commissions revenues, transaction fees, wholesale commission expenses and wholesale reallowance expenses derived from transactions with ICH which after the acquisition became intercompany revenues/expenses that eliminate in consolidation.

(31)	Reflects the amortization expense for forgivable loans based on a fair value of $1.6 million and a 3 year useful life less $0.3 million already recorded by ICH.

(32)	Reflects the amortization expense on ICH’s intangible assets primarily related to client relationships for the nine months ended September 30, 2014 assuming their useful life will be approximately 15 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for nine months ended (in millions)(i)
$33.8	14.9	$2.3	$1.7

i.	Pro forma adjustment excludes $0.6 million of existing amortization recorded by ICH and is included in the Company's historical results.
10

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Nine Months Ended September 30, 2014

(33)	Reflects the income tax effect of the pro forma adjustments to ICH’s historical consolidated financial statements for the nine months ended September 30, 2014.

(in millions)
Pro forma Adjustments	$(1.2)
Tax effect @ 40% (i)	$(0.5)

i.	Reflects tax effect of ICH’s pro forma adjustments using an assumed tax rate of 40%.

(34)	Reflects the elimination of acquisition related costs incurred by Strategic Capital in connection with the acquisition.

(35)	Reflects the amortization expense on Strategic Capital’s intangible assets primarily related to client relationships for the nine months ended September 30, 2014 assuming their useful life will be approximately 10 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired. The tax effect of this adjustment is using an assumed 40% tax rate.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for nine months ended (in millions)(i)
$121.6	8.7	$14.0	$10.5

i.	Pro forma adjustment excludes $1.2 million of existing amortization recorded by Strategic Capital and is included in the Company's historical results.

(36)	Reflects the Pro Forma income tax adjustments to Strategic Capital's combined financial statements:

(in millions)
Pro forma Adjustments	$(9.0)
Tax effect @ 40% (i)	$(3.6)

(37)	Reflects the reversal of the Company’s quarterly fee expense for the nine months ended September 30, 2014. Pursuant to an agreement, RCS Capital Management implements the Company’s business strategy, as well as the business strategy of the operating subsidiaries, and performs executive and management services for the Company and operating subsidiaries, subject to oversight, directly or indirectly, by the Company’s Board of Directors.

(38)	Reflects the elimination of the Company's acquisition related costs incurred in connection with the acquisitions.

(39)	Reflects the reversal of the total tax provision (benefits) in order to record a consolidated tax provision on an assumed tax rate of 40%, which is reflected in Note 41.

(40)	Reflects the pro forma adjustment to record the 7% convertible preferred dividend from January 1, 2014 through April 29, 2014. The Company issued 14,657,980 shares of convertible preferred stock to finance the Cetera acquisition in a private placement. The shareholders of convertible preferred stock are entitled to a dividend of 7% of the liquidation preference in cash and a dividend of 8% of the liquidation preference if a quarterly dividend is not paid in cash on the dividend payment date.

(41)	Reflects pro forma adjustment to record the income tax provision based on the assumed 40% tax rate.

11

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Nine Months Ended September 30, 2014

(42)	Reflects the number of shares issued for the Summit, JP Turner, First Allied, ICH, and Strategic Capital acquisitions, assuming that the acquisitions had occurred on January 1, 2013. Additionally, reflects the exchange by RCAP Holdings of all but one of its 24.0 million shares of the Company’s Class B common stock and all of its Class B units in the Company’s operating subsidiaries for 24.0 million shares of the Company’s Class A common stock, assuming that the exchange had occurred on January 1, 2013.

Basic Shares issued (in thousands)
Company's historical weighted average number of shares outstanding	44,388
Adjustment to the total number of shares	1,948
Total pro forma weighted average number of shares outstanding as of September 30, 2014	46,336

(43)	Reflects pro forma earnings per share calculation based on the following assumptions (in thousands, except per share amounts):

	Income (Numerator)	Weighted Average Shares (Denominator)	Per Share Amount
Net loss attributable to Class A common stockholders	$(221,496)	46,336	$(4.78)
Allocation of earnings to unvested RSU holders	(729)	—	(0.02)
Net loss attributable to Class A common stockholders	$(222,225)	46,336	$(4.80)

The Company excluded the long term incentive plan units (the "LTIP Units"), shares issuable under the terms of the convertible notes and the convertible preferred stock, shares issuable under the second and third tranches of the First Allied restricted stock units (the "FA RSU Plan"), shares contingently issuable as consideration for the acquisitions of JP Turner, Trupoly and Strategic Capital and outstanding warrants issued under the stock purchase program from the calculation of diluted earnings per share as the effect was antidilutive.

12

Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2013

(in thousands, except earnings per share data)

	RCS Capital Historical (1)	Cetera Historical (2)	Walnut Historical (3)	Tower Square Historical (4)	Cetera Acquisition Related Adjustments		Walnut Acquisition Related Adjustments		Tower Square Acquisition Related Adjustments		Cetera Financing Related Adjustments (5)
Revenues:
Selling commissions:
Related party products	$400,560	$—	$—	$—	$—		$—		$—		$—
Non-related party products	116,074	—	—	—	—		—		—		—
Dealer manager fees:
Related party products	227,420	—	—	—	—		—		—		—
Non-related party products	56,381	—	—	—	—		—		—		—
Retail commissions	47,936	636,951	34,715	17,061	(40,924)	(13)	—		—		—
Investment banking fees:
Related party products	45,484	—	—	—	—		—		—		—
Non-related party products	—	—		—	—		—		—		—
Advisory and asset-based fees (non-related party products)	38,996	347,632	37,671	7,710	—		—		—		—
Transfer agency revenue (related party products)	8,667	—	—	—	—		—		—		—
Services revenue:
Related party products	24,968	—	—	—	—		—		—		—
Non-related party products	492	—	—	—	—		—		—		—
Reimbursable expenses:
Related party products	6,375	—	—	—	—		—		—		—
Non-related party products	100	—	—	—	—		—		—		—
Investment fee revenue	—	—	—	—	—		—		—		—
Other	1,614	87,094	3,476	1,751	(9,235)	(13)	—		—		—
Total revenues	975,067	1,071,677	75,862	26,522	(50,159)		—		—		—

Expenses:
Wholesale commissions:
Related party products	395,859	—	—	—	(40,924)	(13)	—		—		—
Non-related party products	115,610	—	—	—	—		—		—		—
Wholesale reallowance:
Related party products	63,964	—	—	—	(9,235)	(13)	—		—		—
Non-related party products	19,462	—	—	—	—		—		—		—
Retail commissions and advisory	69,009	854,931	66,335	23,005	—		—		—		—
Investment fee expense	—	—	—	—	—		—		—		—
Internal commission, payroll and benefits	128,457	91,273	3,900	1,499	—		—		—		—
Conferences and seminars	26,997	—	—	—	—		—		—		—
Travel	8,213	—	—	—	—		—		—		—
Marketing and advertising	8,575	10,604	—	—	—		—		—		—
Professional fees	6,226	15,287	—	—	—		—		—		—
Data processing	7,920	15,979	4,437	1,551	—		—		—		—
Incentive fee	273	—	—	—	—		—		—		—
Quarterly fee (related party)	5,996	—	—	—	—		—		—		—
Acquisition-related costs	4,587	10,110	—	—	(10,110)	(14)	—		—		—
Interest expense	234	11,886	79	74	(11,886)	(15)	—		—		71,578	(20)
Occupancy	4,809	10,514	—	—	—		—		—		—
Depreciation and amortization	2,207	17,989	—	—	60,133	(16)	1,296	(18)	602	(19)	—
Clearing and exchange fees	2,426	15,512	—	—	—		—		—		—
Outperformance bonus (related party)	492	—	—	—	—		—		—		—
Other	3,893	12,290	3,540	1,465	—		—		—		—
Total expenses	875,209	1,066,375	78,291	27,594	(12,022)		1,296		602		71,578
Income (loss) before taxes	99,858	5,302	(2,429)	(1,072)	(38,137)		(1,296)		(602)		(71,578)
Provision (benefit) for income taxes	1,843	2,184	(886)	(376)	(15,255)	(17)	(518)	(18)	(241)	(19)	(28,631)	(20)
Net income (loss)	98,015	3,118	(1,543)	(696)	(22,882)		(778)		(361)		(42,947)
Less: net income (loss) attributable to non-controlling interests	95,749	—	—	—	—		—		—		—
Less: preferred dividends and deemed dividends	—	—	—	—	—		—		—		—
Net income (loss) attributable to Class A common stockholders	$2,266	$3,118	$(1,543)	$(696)	$(22,882)		$(778)		$(361)		$(42,947)

Earnings per share:
Basic	$0.29
Diluted	$0.28
Weighted average common shares:
Basic	7,885
Diluted	8,025

13

Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2013

(in thousands, except earnings per share data)

	RCS Capital Historical (1)	Summit Historical (6)	Summit Acquisition Related Adjustments		JP Turner Historical (7)	JP Turner Acquisition Related Adjustments		Hatteras Historical (8)	Hatteras Acquisition Related Adjustments
Revenues:
Selling commissions:
Related party products	$400,560	$—	$—		$—	$—		$—	$—
Non-related party products	116,074	—	—		—			—	—
Dealer manager fees:
Related party products	227,420	—	—		—	—		—	—
Non-related party products	56,381	—	—		—			—	—
Retail commissions	47,936	81,838	(4,216)	(21)	77,504	(24,485)	(26)	—	—
Investment banking fees:
Related party products	45,484	—	—		—	—		—	—
Non-related party products	—	—	—		2,036	—		—	—
Advisory and asset-based fees (non-related party products)	38,996	—	—		—	—		—	—
Transfer agency revenue (related party products)	8,667	—	—		—	—		—	—
Services revenue:
Related party products	24,968	—	—		—	—		—	—
Non-related party products	492	—	—		—	—		—	—
Reimbursable expenses:
Related party products	6,375	—	—		—	—		—	—
Non-related party products	100	—	—		—	—		—	—
Investment fee revenue	—	—	—		—	—		41,662	—
Other	1,614	5,781	(601)	(21)	2,791	—		5,895	—
Total revenues	975,067	87,619	(4,817)		82,331	(24,485)		47,557	—

Expenses:
Wholesale commissions:
Related party products	395,859	—	(4,216)	(21)	—	(21,176)	(26)	—	—
Non-related party products	115,610	—	—		—	—		—	—
Wholesale reallowance:
Related party products	63,964	—	(601)	(21)	—	(3,309)	(26)	—	—
Non-related party products	19,462	—	—		—	—		—	—
Retail commissions and advisory	69,009	69,237	—		67,098	—		—	—
Investment fee expense	—	—	—		—	—		23,997	—
Internal commission, payroll and benefits	128,457	7,515	333	(22)	5,919	226	(27)	12,848	—
Conferences and seminars	26,997	—	—		—	—		—	—
Travel	8,213	—	—		—	—		—	—
Marketing and advertising	8,575	—	—		—	—		—	—
Professional fees	6,226	—	—		—	—		—	—
Data processing	7,920	456	—		1,031	—		—	—
Incentive fee	273	—	—		—	—		—	—
Quarterly fee (related party)	5,996	—	—		—	—		—	—
Acquisition-related costs	4,587	1,196	(1,196)	(23)	146	(146)	(28)	1,214	(1,214)	(31)
Interest expense	234	—	—		—	—		156	(156)	(32)
Occupancy	4,809	791	—		794	—		—	—
Depreciation and amortization	2,207	200	3,284	(24)	77	1,475	(29)	645	3,532	(33)
Clearing and exchange fees	2,426	—	—		—	—		—	—
Outperformance bonus (related party)	492	—	—		—	—		—	—
Other	3,893	4,027	—		10,480	—		3,504	—
Total expenses	875,209	83,422	(2,396)		85,545	(22,930)		42,364	2,162
Income (loss) before taxes	99,858	4,197	(2,421)		(3,214)	(1,555)		5,193	(2,162)
Provision (benefit) for income taxes	1,843	1,648	(968)	(25)	—	(622)	(30)	—	1,212	(34)
Net income (loss)	98,015	2,549	(1,453)		(3,214)	(933)		5,193	(3,374)
Less: net income (loss) attributable to non-controlling interests	95,749	—	—		—	—		968	(968)	(35)
Less: preferred dividends and deemed dividends	—	—	—		—	—		—	—
Net income (loss) attributable to Class A common stockholders	$2,266	$2,549	$(1,453)		$(3,214)	$(933)		$4,225	$(2,406)

14

Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2013

(in thousands, except earnings per share data)

	RCS Capital Historical (1)	First Allied Historical (9)	First Allied Merger Related Adjustments		ICH Historical (10)	ICH Acquisition Related Adjustments		Strategic Capital Historical (11)	Strategic Capital Acquisition Related Adjustments
Revenues:
Selling commissions:
Related party products	$400,560	$—	$—		$—	$—		$—	$—
Non-related party products	116,074	—	—		—	—		42,627	—
Dealer manager fees:
Related party products	227,420	—	—		—	—		—	—
Non-related party products	56,381	—	—		—	—		18,158	—
Retail commissions	47,936	139,021	(14,201)	(36)	72,029	(4,433)	(42)	—	—
Investment banking fees:
Related party products	45,484	—	—		—	—		—	—
Non-related party products	—	—	—		—	—		—	—
Advisory and asset-based fees (non-related party products)	38,996	84,661	—		17,964	—		—	—
Transfer agency revenue (related party products)	8,667	—	—		—	—		—	—
Services revenue:
Related party products	24,968	—	—		—	—		—	—
Non-related party products	492	—	—		—	—		—	—
Reimbursable expenses:
Related party products	6,375	—	—		—	—		—	—
Non-related party products	100	—	—		—	—		—	—
Investment fee revenue	—	—	—		—	—		—	—
Other	1,614	35,005	(3,088)	(36)	3,210	(969)	(42)	5,375	—
Total revenues	975,067	258,687	(17,289)		93,203	(5,402)		66,160	—

Expenses:
Wholesale commissions:
Related party products	395,859	—	(14,201)	(36)	—	(4,433)	(42)	—	—
Non-related party products	115,610	—	—		—	—		—	—
Wholesale reallowance:
Related party products	63,964	—	(3,049)	(36)	—	(969)	(42)	—	—
Non-related party products	19,462	—	—		—	—		—	—
Retail commissions and advisory	69,009	187,721	—		74,718	—		42,627	—
Investment fee expense	—	—	—		—	—		—	—
Internal commission, payroll and benefits	128,457	40,266	(6,480)	(37)	7,027	127	(43)	14,778	—
Conferences and seminars	26,997	—	—		—	—		—	—
Travel	8,213	1,385	—		—	—		1,667	—
Marketing and advertising	8,575	3,539	—		1,621	—		6,559	—
Professional fees	6,226	5,558	(2,598)	(37)	6,998			565	—
Data processing	7,920	2,264	—		1,491	—		—	—
Incentive fee	273	—	—		—	—		—	—
Quarterly fee (related party)	5,996	—	—		—	—		—	—
Acquisition-related costs	4,587	—	—		846	(846)	(44)	—	—
Interest expense	234	669	(669)	(38)	158	—		—	—
Occupancy	4,809	3,435	637	(39)	254	—		472	—
Depreciation and amortization	2,207	3,471	2,141	(40)	243	2,267	(45)	32	13,907	(47)
Clearing and exchange fees	2,426	6,374	—		—	—		—	—
Outperformance bonus (related party)	492	—	—		—	—		—	—
Other	3,893	9,865	—		2,411	—		612	—
Total expenses	875,209	264,547	(24,219)		95,767	(3,854)		67,312	13,907
Income (loss) before taxes	99,858	(5,860)	6,930		(2,564)	(1,548)		(1,152)	(13,907)
Provision (benefit) for income taxes	1,843	(2,120)	2,772	(41)	(828)	(619)	(46)	—	(5,563)	(47)
Net income (loss)	98,015	(3,740)	4,158		(1,736)	(929)		(1,152)	(8,344)
Less: net income (loss) attributable to non-controlling interests	95,749	—	—		—	—		—	—
Less: preferred dividends and deemed dividends	—	—	—		—	—		—	—
Net income (loss) attributable to Class A common stockholders	$2,266	$(3,740)	$4,158		$(1,736)	$(929)		$(1,152)	$(8,344)

15

Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2013

(in thousands, except earnings per share data)

	RCS Capital Historical (1)	RCS Capital Adjustments (12)		Total RCS Capital Pro Forma
Revenues:
Selling commissions:
Related party products	$400,560	$—		$400,560
Non-related party products	116,074	—		158,701
Dealer manager fees:
Related party products	227,420	—		227,420
Non-related party products	56,381	—		74,539
Retail commissions	47,936	—		1,018,796
Investment banking fees:
Related party products	45,484	—		45,484
Non-related party products	—	—		2,036
Advisory and asset-based fees (non-related party products)	38,996	—		534,634
Transfer agency revenue (related party products)	8,667	—		8,667
Services revenue:
Related party products	24,968	—		24,968
Non-related party products	492	—		492
Reimbursable expenses:
Related party products	6,375	—		6,375
Non-related party products	100	—		100
Investment fee revenue	—	—		41,662
Other	1,614	—		138,099
Total revenues	975,067	—		2,682,533

Expenses:
Wholesale commissions:
Related party products	395,859	—		310,909
Non-related party products	115,610	—		115,610
Wholesale reallowance:
Related party products	63,964	—		46,801
Non-related party products	19,462	—		19,462
Retail commissions and advisory	69,009	—		1,454,681
Investment fee expense	—	—		23,997
Internal commission, payroll and benefits	128,457	—		307,688
Conferences and seminars	26,997	—		26,997
Travel	8,213	—		11,265
Marketing and advertising	8,575	—		30,898
Professional fees	6,226	—		32,036
Data processing	7,920	—		35,129
Incentive fee	273	(266)	(48)	7
Quarterly fee (related party)	5,996	(5,996)	(49)	—
Acquisition-related costs	4,587	(4,587)	(50)	—
Interest expense	234	—		72,123
Occupancy	4,809	—		21,706
Depreciation and amortization	2,207	—		113,501
Clearing and exchange fees	2,426	—		24,312
Outperformance bonus (related party)	492	—		492
Other	3,893	(1,390)	(50)	50,697
Total expenses	875,209	(12,239)		2,698,311
Income (loss) before taxes	99,858	12,239		(15,778)
Provision (benefit) for income taxes	1,843	46,968	(51)	(6,311)	(54)
Net income (loss)	98,015	(34,729)		(9,467)
Less: net income (loss) attributable to non-controlling interests	95,749	(95,749)	(52)	—
Less: preferred dividends and deemed dividends	—	18,900	(53)	18,900
Net income (loss) attributable to Class A common stockholders	$2,266	$42,120		$(28,367)

Earnings per share:
Basic	$0.29			$(0.69)	(55)
Diluted	$0.28			$(0.69)	(55)
Weighted average common shares:
Basic	7,885	33,110	(55)	40,995	(55)
Diluted	8,025	32,970	(55)	40,995	(55)

16

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2013

(1)	Reflects the historical Consolidated Statement of Income of the Company for the period indicated, which has been recast to include First Allied results from the date of common control, September 25, 2013, through December 31, 2013.

(2)	Reflects the historical Consolidated Statement of Income of Cetera for the period indicated.

(3)	Reflects the historical Statement of Operations of Walnut Street Securities, Inc. (“Walnut”) for the eight months ended August 31, 2013. Cetera did not acquire Walnut until the third quarter of 2013; therefore, the historical Consolidated Statement of Income of Cetera only includes Walnut for four months. Walnut did not have any transactions for this period with the Company or Cetera. As such, no intercompany elimination adjustments are reflected in the pro forma financial statements. The results of Walnut for the eight months ended August 31, 2013 and 2012 include overhead charges from affiliates prior to the acquisition by Cetera of $2.6 million and $2.8 million, respectively. Following the acquisition of Walnut by Cetera, Walnut ceased operating as a separate entity and its operations were moved to a more efficient shared service platform and a substantial portion of Walnut’s employees were not hired by Cetera. Therefore, we do not believe that these overhead charges are indicative of overhead allocable to Walnut following the acquisition or that the results of operations for of Walnut for the eight months ended August 31, 2013 and 2012 are indicative of what its operating performance would have been if it had been owned by Cetera during the eight months ended August 31, 2013 and 2012.

(4)	Reflects the historical Statement of Operations of Tower Square Securities, Inc. (“Tower Square”) for the eight months ended August 31, 2013. Cetera did not acquire Tower Square until the third quarter of 2013; therefore, the historical Consolidated Statement of Income of Cetera only includes Tower Square for four months. Tower Square did not have any transactions for this period with the Company or Cetera. As such, no intercompany elimination adjustments are reflected in the pro forma financial statements. The results of Tower Square for the eight months ended August 31, 2013 and 2012 include overhead charges from affiliates prior to the acquisition by Cetera of $1.1 million and $1.4 million, respectively. Following the acquisition of Tower Square by Cetera, Tower Square ceased operating as a separate entity and its operations were moved to a more efficient shared service platform and a substantial portion of Tower Square’s employees were not hired by Cetera. Therefore, we do not believe that these overhead charges are indicative of overhead allocable to Tower Square following the acquisition or that the results of operations for of Tower Square for the eight months ended August 31, 2013 and 2012 are indicative of what its operating performance would have been if it had been owned by Cetera during the eight months ended August 31, 2013 and 2012.

(5)	Reflects pro forma adjustment to record Cetera financing related interest expense.

(6)	Reflects the historical Condensed Consolidated Statement of Income of Summit for the period indicated.

(7)	Reflects the historical Consolidated Statement of Income of JP Turner for the period indicated.

(8)	Reflects the historical Combined Statement of Revenue and Expenses of Hatteras for the period indicated.

(9)	Reflects the historical Consolidated Statement of Operations of First Allied from January 1, 2013 through September 25, 2013, the date on which First Allied came under common control with the Company, after which First Allied’s operating results are included in the Consolidated Statement of Operations of the Company. First Allied’s historical financial statements comprise a predecessor and successor period as RCAP Holdings acquired First Allied on September 25, 2013.

(10)	Reflects the historical Condensed Consolidated Statement of Operations of ICH for the period indicated. ICH has a fiscal year that ends on March 31; therefore, in order to present a statement of operations for December 31, 2013 that reflects twelve months of activity, the amounts were derived by adding:

i.	ICH’s Condensed Consolidated Statement of Operations data for the nine months ended December 31, 2013.

ii.	ICH’s Condensed Consolidated Statement of Operations data for the year ended March 31, 2013; less ICH’s Condensed Consolidated Statement of Operations data for the nine months ended December 31, 2012.

17

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2013

(11)	Reflects the historical Consolidated Statement of Income of Strategic Capital for the period indicated.

(12)	Reflects pro forma adjustments to the historical Statement of Operations of the Company to reflect the impact of certain related party transactions. Also, reflects the reversal of the total tax provision (benefits) in order to record a consolidated tax provision on an assumed tax rate of 40%, which is reflected in Notes 51 and 54.

(13)	Reflects the elimination of the Company’s historical selling commissions revenues, transaction fees, third party commission expenses and third-party reallowance expenses derived from transactions with Cetera for the year ended December 31, 2013 which upon acquisition became intercompany revenues/expenses that eliminate in consolidation.

(14)	Reflects the elimination of transaction expenses incurred in connection with the Cetera acquisition.

(15)	Reflects the elimination of interest expense due to the repayment of Cetera’s long-term debt concurrent with the acquisition.

(16)	Reflects the amortization and depreciation expense on Cetera’s intangible and fixed assets for the year ended December 31, 2013 assuming their useful life will be approximately 13 years and 1 year, respectively. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

Fair value (in millions)	Useful life (yrs)	Amortization/depreciation expense (in millions)
$944.5	13.3	$71.0	(i)
4.3	1.0	4.3	(ii)
		$75.3

i.	Excludes $15.2 million of existing amortization of intangible assets recorded by Cetera.

ii.	The amortization expense also includes $4.3 million of depreciation related to proprietary technology which was fair valued at $4.3 million and had a useful life of 1 year. The proprietary technology was classified as a fixed asset on the Company's Statement of Financial Condition.

(17)	Reflects the income tax effect of the pro forma adjustments to Cetera’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(38.1)
Tax effect @ 40% (i)	$(15.2)

i.	Reflects tax effect of Cetera’s pro forma adjustments using an assumed tax rate of 40%.

(18)	Reflects Walnut’s amortization expense of intangible assets for eight months prior to acquisition by Cetera. The amortization expense is based on a fair value of $15.3 million and an approximate useful life of 7.9 years. The tax effect of this adjustment is $0.5 million using an assumed 40% tax rate.

(19)	Reflects Tower Square’s amortization expense of intangible assets for eight months prior to acquisition by Cetera. The amortization expense is based on a fair value of $7.1 million and an approximate useful life of 7.9 years. The tax effect of this adjustment is $0.2 million using an assumed 40% tax rate.

18

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2013

(20)	Reflects the pro forma adjustments to the Company’s historical consolidated statements of operations for the year ended December 31, 2013 for interest expense on long-term debt and convertible notes issued. The tax benefit from this expense is $28.6 million using an assumed tax rate of 40%. The SEC FRM 3260.1, which requires disclosure of the effect on income of a 1/8% variance in interest rates, is not applicable since the long-term debt and the convertible notes interest is calculated using a minimum of 1% LIBOR.

(21)	Reflects the elimination of the Company’s historical selling commissions revenues, transaction fees, third party commission expenses and third-party reallowance expenses derived from transactions with Summit for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.

(22)	Reflects the amortization expense for forgivable loans based on a fair value of $1.0 million and a 3 year useful life.

(23)	Reflects the elimination of transaction expenses incurred by Summit in connection with the acquisition.

(24)	Reflects the amortization expense on Summit’s intangible assets primarily related to client relationships for the year ended December 31, 2013 assuming their useful life will be approximately 10 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)
$31.2	9.5	$3.3

(25)	Reflects the income tax effect of the pro forma adjustments to Summit’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(2.4)
Tax effect @ 40% (i)	$(1.0)

i.	Reflects tax effect of Summit’s pro forma adjustments using an assumed tax rate of 40%.

(26)	Reflects the elimination of the Company’s historical selling commissions revenues, transaction fees, third party commission expenses and third-party reallowance expenses derived from transactions with JP Turner for the year ended December 31, 2013 which upon acquisition became intercompany revenues/expenses that eliminate in consolidation.

(27)	Reflects the amortization expense for forgivable loans based on a fair value of $1.7 million and a 6 year useful life less $0.05 million already recorded by JP Turner.

(28)	Reflects the elimination of transaction expenses incurred by JP Turner in connection with the acquisition.

(29)	Reflects the amortization expense on JP Turner’s intangible assets for the year ended December 31, 2013 assuming their useful life will be approximately 10 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)
$14.2	9.6	$1.5

19

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2013

(30)	Reflects the income tax effect of the pro forma adjustments to JP Turner’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(1.6)
Tax effect @ 40% (i)	$(0.6)

i.	Reflects tax effect of JP Turner’s pro forma adjustments using an assumed tax rate of 40%.

(31)	Reflects the elimination of transaction expenses incurred by Hatteras in connection with the acquisition.

(32)	Reflects the elimination of interest expense due to the anticipated repayment of Hatteras’ line of credit and notes payable concurrent with the acquisition.

(33)	Reflects the amortization expense on Hatteras’ intangible assets primarily related to customer relationships with fund of hedge funds products that are structured as mutual funds for the year ended December 31, 2013 assuming their useful life will be approximately 12 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)(i)
$48.8	12.2	$4.0

i.	Pro forma adjustment excludes $0.5 million of existing amortization of intangible assets recorded by Hatteras.

(34)	Reflects the Pro Forma income tax adjustments to Hatteras’ historical combined financial statements:

(in millions)
Historical income before taxes	$5.2
Pro forma Adjustments	(2.2)
Total income before taxes	3.0
Tax effect @ 40% (i)	$1.2

i.	Reflects tax effect of Hatteras’ historical income before taxes and pro forma adjustments using an assumed tax rate of 40% as if it was taxed as a corporation.

(35)	Reflects the pro forma adjustments to Hatteras’ combined historical financial statements for the year ended December 31, 2013 to reflect the fact that following the acquisition there is no longer a non-controlling interest.

(36)	Reflects the elimination of the Company’s historical selling commissions revenues, transaction fees, third party commission expenses and third-party reallowance expenses derived from transactions with First Allied for the year ended December 31, 2013 which upon acquisition became intercompany revenues/expenses that eliminate in consolidation. Also, for other revenues only, assumes First Allied’s interest bearing stockholder note receivables were settled in connection with the acquisition by RCAP Holdings for $39 thousand; therefore, the related interest income is eliminated.

(37)	Reflects the elimination of transaction expenses incurred by First Allied in connection with the acquisition by RCAP Holdings.

20

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2013

(38)	Reflects the elimination of interest expense due to the repayment of First Allied's term loan acquisition by RCAP Holdings.

(39)	Reflects the reversal of nine months of accretion into income of an unfavorable lease accrual which was on First Allied’s statement of income when it was acquired by RCAP Holdings in September 2013. Assumes the unfavorable lease accrual would have been reversed January 1, 2013 had the Company acquired First Allied on January 1, 2013.

(40)	Reflects the amortization expense on First Allied’s intangible assets for the year ended December 31, 2013 assuming their useful life will be approximately 12 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)(i)
$83.0	12.0	$6.9

i.	For the year ended December 31, 2013, First Allied recorded a $7.1 million depreciation and amortization expense, which includes a $4.8 million expense for the amortization of intangible assets. As such, an incremental adjustment of $2.1 million is required in order to reflect a full year’s amortization of intangible assets.

(41)	Reflects the income tax effect of the pro forma adjustments to First Allied’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$6.9
Tax effect @ 40% (i)	$2.8

i.	Reflects tax effect of First Allied’s pro forma adjustments using an assumed tax rate of 40%.

(42)	Reflects the elimination of the Company’s historical selling commissions revenues, transaction fees, third party commission expenses and third-party reallowance expenses derived from transactions with ICH for the year ended December 31, 2013 which upon acquisition became intercompany revenues/expenses that eliminate in consolidation.

(43)	Reflects the amortization expense for forgivable loans based on a fair value of $1.6 million and a 3 year useful life less $0.4 million already recorded by ICH.

(44)	Reflects the elimination of transaction expenses incurred by ICH in connection with the acquisition.

(45)	Reflects the amortization expense on ICH’s intangible assets primarily related to client relationships for the year ended December 31, 2013 assuming their useful life will be approximately 15 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)
$33.8	14.9	$2.3

21

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2013

(46)	Reflects the income tax effect of the pro forma adjustments to ICH’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(1.5)
Tax effect @ 40% (i)	$(0.6)

i.	Reflects tax effect of ICH’s pro forma adjustments using an assumed tax rate of 40%.

(47)	Reflects the amortization expense on Strategic Capital intangible assets for the year ended December 31, 2013 assuming their useful life will be approximately 9 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined based on the useful life of intangible assets in the acquisition of a similar company. The Company is in the process of engaging an independent appraisal expert to conduct the purchase price allocation; therefore, information regarding the amount, types of and useful lives of the intangibles are our best estimates at the time of this filing. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired. The tax effect of this adjustment is using an assumed 40% tax rate.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)
$121.6	8.7	$14.0

22

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2013

(48)	Reflects the pro forma adjustment of the Company’s incentive fee that is based on the Company’s earnings and stock price. The incentive fee is an amount (if such amount is a positive number) equal to the difference between: (1) the product of (x) 20% and (y) the difference between (i) the Company’s Core Earnings, for the previous 12-month period, and (ii) the product of (A) (X) the weighted average of the issue price per share (or deemed price per share) of the Company’s common stock of all of the Company’s cash and non-cash issuances of common stock from and after June 5, 2013 multiplied by (Y) the weighted average number of all shares of common stock outstanding (including any restricted shares of Class A common stock and any other shares of Class A common stock underlying awards granted under the Company’s equity plan) in the case of this clause (Y), in the previous 12-month period, and (B) 8.0%; and (2) the sum of any incentive fee paid to RCS Capital Management with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive fee is payable with respect to any calendar quarter unless the Company’s Core Earnings for the 12 most recently completed calendar months is greater than zero. Core Earnings is a non-GAAP measure and is derived as follows:

Calculation (in thousands, except share price)
RCS Capital Pro forma net income	$(9,467)
Incentive fee	7
Pro forma net income (loss) excluding incentive fee	$(9,460)
Exclusions (i):
Non-cash equity compensation expense	(5,945)
Depreciation and amortization	(68,101)
Unrealized (loss) gain	4,372
Total exclusions	$(69,674)
Core earnings (a)	60,214
Weighted average of share price of all public offerings (b)	$18.35
Weighted average number of all shares outstanding in previous 12-month period (c)	40,995
Product of (b) x (c)	752,258
Multiplier	8%
Result (d)	60,181
Result (a) minus (d)	33
Multiplier	20%
Total incentive fee (Result times Multiplier) (i)	$7

i.	Tax affected using an assumed 40% tax rate.

ii.	Reflects the total incentive fee for the year-ended December 31, 2013. The pro forma adjustment equals $7 thousand less $273 thousand already recorded on the financial statements.

(49)	Reflects the reversal of the Company’s quarterly fee expense for the year ended December 31, 2013. Pursuant to an agreement, RCS Capital Management implements the Company’s business strategy, as well as the business strategy of the operating subsidiaries, and performs executive and management services for the Company and operating subsidiaries, subject to oversight, directly or indirectly, by the Company’s Board of Directors.

(50)	Reflects the elimination of the Company's acquisition related costs incurred in connection with the acquisitions.

(51)	Reflects the reversal of the total tax provision (benefits) in order to record a consolidated tax provision using an assumed tax rate of 40%, which is reflected in Note 54.

23

(52)	Reflects the exchange by RCAP Holdings of all but one of its 24.0 million shares of the Company’s Class B common stock and all of its Class B units in the Company’s operating subsidiaries for 24.0 million shares of the Company’s Class A common stock, assuming that the exchange had occurred on January 1, 2013. As a result of this exchange, RCAP Holdings is entitled to both economic and voting rights and; therefore, no longer has a non-controlling interest in the Company (other than a de minimis interest and, as of April 28, 2014, 310,947 earned LTIP Units).

(53)	Reflects the pro forma adjustment to record the 7% convertible preferred dividend from January 1, 2013 through December 31, 2013. The Company issued 14,657,980 shares of convertible preferred stock to finance the Cetera acquisition in a private placement. The shareholders of convertible preferred stock are entitled to a dividend of 7% of the liquidation preference in cash and a dividend of 8% of the liquidation preference if a quarterly dividend is not paid in cash on the dividend payment date.

(54)	Reflects pro forma adjustment to record the income tax provision based on the assumed 40% tax rate.

(55)	Reflects the number of shares issued for the Summit, JP Turner, First Allied, ICH, and Strategic Capital acquisitions, assuming that the acquisitions had occurred on January 1, 2013. Additionally, reflects the exchange by RCAP Holdings of all but one of its 24.0 million shares of the Company’s Class B common stock and all of its Class B units in the Company’s operating subsidiaries for 24.0 million shares of the Company’s Class A common stock, assuming that the exchange had occurred on January 1, 2013. The Company assumes the same number of shares for the basic and diluted earnings per share calculations because of the loss from the operations, which has an anti-dilutive effect.

Shares issued (in thousands)
Company's historical weighted average number of shares outstanding	7,885
First Allied Acquisition	11,265
Less: weighted average number of shares outstanding related to the First Allied acquisition from the date of common control	5,385
First Allied - incremental number of shares as if the acquisition occurred on January 1, 2013	5,880
Summit Acquisition	499
JP Turner Acquisition	239
ICH Acquisition	2,028
Strategic Capital Acquisition	464
Exchange	24,000
Total (i)	33,110

Total pro forma weighted average number of shares outstanding as of December 31, 2013	40,995

i.	Reflects the total incremental shares needed to adjust the pro forma basic weighted average number of shares to 41.0 million. For the pro forma diluted weighted number of shares, the Company recorded 33.0 million shares to adjust the diluted weighted average number of shares to 41.0 million.

	Income (Numerator)	Weighted Average Shares (Denominator)	Per Share Amount
Net loss attributable to Class A common stockholders	$(28,367)	40,995	$(0.69)

The Company excluded the LTIP Units, shares issuable under the terms of the convertible notes and the convertible preferred stock, shares issuable under the FA RSU Plan, shares contingently issuable as consideration for the acquisitions from the calculation of diluted earnings per share as the effect was antidilutive.

24